                                                                    EXHIBIT 10.6

                    SEVENTH SUPPLEMENT TO PURCHASE AGREEMENT

     THIS SEVENTH SUPPLEMENT TO PURCHASE AGREEMENT dated as of September 10, 2001 (this "Supplement"), is made by:

     o TransTexas Gas Corporation, a Delaware corporation (herein called "Grantor"),

     o Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"),

     o TCW DR VI Investment Partnership, L.P. ("Fund VI"), acting through its agent, TCW Asset Management Company,

     o TCW Global Project Fund Ltd. ("GPF"), acting through its agent, TCW London International, Limited (SPS, Fund VI, and GPF are herein collectively called, "Grantee"), and

     o TCW London International, Limited ("TCW London"), as Agent on behalf of GPF, and TCW Asset Management Company ("Tamco"), as Agent on behalf of Fund VI (TCW London and Tamco are in such capacities herein collectively called "Funds Agent").

                                    RECITALS

     1. Grantor, SPS, TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI and Funds Agent have heretofore entered into that certain Purchase Agreement dated as of March 14, 2000 (herein, as heretofore amended or supplemented, called the "Original Purchase Agreement"), and, as contemplated therein, Grantor has, by means of a Production Payment Conveyance dated as of the same date (herein, as heretofore amended or supplemented, called the "Original Conveyance"), conveyed to SPS, Fund V and Fund VI the "Production Payment" as therein defined, burdening interests of Grantor in certain oil and gas properties.

     2. Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to that certain Conveyance of Interest in Production Payment dated as of February 7, 2001.

     3. Effective as of September 10, 2001, SPS assigned to GPF an undivided 18.54493% interest in the Production Payment pursuant to that certain Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance dated as of September 10, 2001 (the "GPF Assignment").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Grantor, SPS, Fund VI, GPF, and Funds Agent hereby agree as follows:

                     ARTICLE I - Definitions and References

     Section 1.1. Defined Terms and References. As used herein, the terms "Original Conveyance", "Original Purchase Agreement", "Grantor", "SPS", "Fund V", "Fund VI", "GPF", "Grantee", "Tamco", "TCW London", and "Funds Agent" have the meanings given them above. Reference is also made to the Original Purchase Agreement and to the Original Conveyance for the meaning of various terms defined therein, all of which shall when used herein (unless otherwise expressly defined herein) have the same meanings. For purposes of this Supplement, unless the context otherwise requires, the following additional terms shall have the following meanings:

     "Current Closing Date" has the meaning given such term in Section 2.6.

     "Current Conveyance Supplement" means the Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance executed by Grantor and Grantee substantially in the form of Exhibit A hereto.

     "Current Supplement Documents" means this Supplement, the Current Conveyance Supplement, and all other Production Payment Documents delivered substantially contemporaneously herewith.

     "Production Payment Conveyance" means the Original Conveyance as amended and supplemented by the Current Conveyance Supplement.

     "Purchase Agreement" means the Original Purchase Agreement as supplemented and amended hereby.

     Section 1.2. Rules of Construction. All references in this Supplement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Supplement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Supplement, "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Supplement as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: "including" (and its grammatical variations) means "including without limitation"; "or" is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time supplemented or amended; and references herein to any Person include such Person's successors and assigns. All references in this Supplement to exhibits and schedules refer to the exhibits and schedules to this

Supplement unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes.

                             ARTICLE II - Amendments

     Section 2.1. Agreement to Amend. Upon the terms and conditions of this Supplement and the Purchase Agreement, Grantor and Grantee agree to amend and supplement the Original Conveyance by executing and delivering the Current Conveyance Supplement.

     Section 2.2. Grantee. In order to take into account the GPF Assignment, (a) all references to "Grantee" in the Original Purchase Agreement, as supplemented hereby, shall refer to SPS, Fund VI, and GPF with respect to matters occurring after the "Effective Time", as defined in the Current Conveyance Supplement, and
(b) all references to "Fund V" in the Original Purchase Agreement, as supplemented hereby, shall refer to GPF with respect to matters occurring after the "Effective Time", as defined in the Current Conveyance Supplement.

     Section 2.3. Funds Agent. Subsections (a), (b), (h) and (i) of Section 6.10 of the Original Purchase Agreement are hereby amended and restated in their entirety to read as follows:

          (a) Funds Agent. Fund VI, for itself and for its successors and assigns as owner of the Production Payment, has appointed Tamco as its agent to act for and on behalf of Fund VI under and pursuant to this Agreement and the other Production Payment Documents, and Tamco has accepted such appointment. GPF has, by means of separate agreements, appointed TCW London International, Limited ("TCW London") as its agent to act for and on behalf of GPF under and pursuant to this Agreement and the other Production Payment Documents, and TCW London has accepted such appointment. Accordingly, as used herein, "Funds Agent" refers to Tamco, acting on behalf of Fund VI, and to TCW London, acting on behalf of GPF, provided that in subsections (b), (c), (d), (e) and (f) of this Section 6.10, "Funds Agent" refers only to Tamco acting on behalf of Fund VI. Funds Agent is authorized to act on behalf of GPF and Fund VI in (i) exercising rights and remedies with respect to any matter under any of the Production Payment Documents, (ii) giving notices or instructions to Grantor or SPS,
     (iii) receiving information from or notices by Grantor or SPS, (iv) communicating to Grantor or SPS determinations required or permitted to be made under this Agreement or any other Production Payment Document, and (v) agreeing to, and executing and delivering, all Conveyance Supplements and Purchase Agreement Supplements, the Production Sales Agreements and any other agreements for the sale of PP Hydrocarbons, all other Production Payment Documents, and all amendments, supplements, waivers or consents to, of or under any Production Payment Documents. Funds Agent may, on behalf of GPF and Fund VI, take any other action which GPF or Fund VI is entitled to take hereunder or under any of the Production Payment Documents. Grantor and SPS may rely on any action of Funds Agent as binding upon GPF and Fund
     VI. Such appointment of Tamco as Funds Agent shall not, however, impair or modify any rights, obligations or duties which Tamco or any of its Affiliates otherwise has with respect to Fund VI. In its administration of this Agreement and the other Production Payment Documents, except to the extent to which another standard applies to Tamco by reason of any Fund Governing

     Document or other document or relationship between Tamco and any Person making up Fund VI, Tamco will exercise the same care that it exercises in the administration or handling of transactions for its own account.

          (b) Definitions. As used in this Section 6.10:

               "Fund Governing Documents" means all documents and instruments (other than the Production Payment Documents) under which Tamco and its Affiliates have undertaken to act for any of the TCW Beneficiaries.

               "Holders" means Fund VI and each of its successors or assigns at any time owning an interest in the Production Payment.

               "Requisite Holders" means, at any time, Fund VI or its successors and assigns owning at least two-thirds of the total Percentage Shares in the Production Payment previously held by Fund VI.

          (h) Reliance by Grantor and SPS. GPF and Fund VI and each other Holder agree that, prior to the delivery to Grantor or SPS of a notice of the removal or termination of Tamco or TCW London (or any subsequent Funds Agent) as Funds Agent as set forth below, Grantor or SPS, as the case may be, shall: (i) be entitled to rely on Tamco's (or any successor Funds Agent's) authority to act on behalf of Fund VI and on TCW London's (or any subsequent Funds Agent's) authority to act on behalf of GPF in all dealings with Tamco or TCW London (or any such subsequent Funds Agent) with respect to the Production Payment Documents; (ii) be protected in relying on actions, communications, notices and terminations relating thereto or required or permitted thereunder by Funds Agent; and (iii) discharge its obligations under this Agreement and the Production Payment Documents by delivering payments, notices and other information to Funds Agent or to such bank accounts and addresses as Funds Agent may from time to time specify. In the event of the removal of Funds Agent and the appointment of a successor Funds Agent, neither Grantor nor SPS shall be required to recognize any such removal or appointment unless and until it shall have received a writing setting forth such removal and appointment executed by the Person or Person's from whom the removed Funds Agent was acting, as well as the acceptance of such appointment by such successor Funds Agent, and Grantor and SPS shall be entitled to rely on such writing as being genuine and what it purports to be without any necessity of any investigation whatsoever.

          (i) ACKNOWLEDGMENT, WAIVER AND RELEASE BY GRANTOR AND SPS. GRANTOR AND SPS HAVE BEEN INFORMED, AND HEREBY ACKNOWLEDGE AND AGREE, THAT ALL ACTS BY TAMCO AND TCW LONDON AS FUNDS AGENT IN CONNECTION WITH THE PRODUCTION PAYMENT DOCUMENTS ARE DONE ON BEHALF OF GPF AND FUND VI AND THE TCW BENEFICIARIES, AND THAT TAMCO AND TCW LONDON AND THEIR AFFILIATES (EXCLUDING GPF AND FUND VI)

     AND ITS AND THEIR SHAREHOLDERS, REPRESENTATIVES, TRUSTEES, AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, AND ATTORNEYS (COLLECTIVELY, THE "TCW ENTITIES"), EXCLUDING GPF AND FUND VI, SHALL NOT BE PERSONALLY LIABLE TO ANY PERSON (OTHER THAN THE TCW BENEFICIARIES) WITH RESPECT TO ANY ACTIONS TAKEN (OR NOT TAKEN) BY TAMCO OR TCW LONDON IN THEIR CAPACITIES AS FUNDS AGENT UNDER THIS AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS. IN FURTHERANCE OF THE FOREGOING, EACH OF GRANTOR AND SPS HEREBY WAIVES AND RELEASES (FOR ITSELF AND ON BEHALF OF ITS SHAREHOLDERS, AFFILIATES, REPRESENTATIVES, TRUSTEES, AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, AND ATTORNEYS) THE TCW ENTITIES FROM ANY AND ALL SUCH LIABILITIES. THIS SUBSECTION (I) IN NO WAY (A) RELEASES OR DIMINISHES ANY LIABILITY THAT GPF AND FUND VI MAY HAVE FOR ANY ACTION TAKEN (OR NOT TAKEN) BY TAMCO OR TCW LONDON AS FUNDS AGENT OR (B) REDUCES OR DIMINISHES THE BENEFIT TO GPF AND FUND VI OF ANY WAIVERS, RELEASES AND INDEMNITIES IN OTHER PROVISIONS OF THE PRODUCTION PAYMENT DOCUMENTS THAT OTHERWISE BENEFIT GPF AND FUND VI."

     Section 4. Notices. All notices, requests, consents, demands and other communications which are required or permitted under any Production Payment Document shall be given to GPF pursuant to Section 6.3 of the Original Purchase Agreement at its address specified below:

                          TCW Global Project Fund Ltd.
                          c/o Conyers, Dill & Pearman
                          Clarendon House
                          Church Street
                          Hamilton, Bermuda
                          Attention: Kevin Butler
                          Telephone: 441/299-4993
                          Telecopy: 441/292-4720

       with a copy to:    TCW London International, Limited
                          865 South Figueroa
                          Los Angeles, California 90017
                          Attention: Arthur Carlson
                          Telephone: 213/244-0053
                          Telecopy: 213/244-0604

     Section 2.5. Closing. On the Current Closing Date, Grantor shall deliver the Current Conveyance Supplement to Grantee, to take effect as and when provided therein.

     Section 2.6. Time and Place of Closing. The closing for the consummation of the transactions contemplated herein shall take place on September 10, 2001 or on such other date as may be agreed to by Grantor and Grantee (herein called the "Current Closing Date").

     Section 2.7. Winnie Guaranty. Grantor hereby confirms that GPF, as a transferee and assign of SPS, is a "Guaranteed Party", as such term is defined in the Winnie Guaranty, and the Winnie Guaranty shall apply to and inure to the benefit of GPF.

                   ARTICLE III - Representations and Covenants

     Section 3.1. Representations and Warranties of Grantor. To induce Grantee to enter into the Current Supplement Documents, Grantor hereby represents and warrants and covenants to Grantee that:

     (a) All representations and warranties made by Grantor or any other TransTexas Company in any Production Payment Document now or previously delivered are true and correct as of the Current Closing Date (unless such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), provided that the representations and warranties confirmed in the Omnibus Certificates heretofore delivered are true and correct as such Certificates are amended and updated through the date hereof. Without limitation of the foregoing, no Senior Notes Event of Default exists.

     (b) Each TransTexas Company has performed all agreements, covenants, and conditions which it is required by any Production Payment Document to perform on or prior to the Current Closing Date.

     (c) The consummation on the Current Closing Date of the transactions contemplated in the Current Supplement Documents: (i) is not prohibited by any law or any regulation or order of any court or governmental agency or authority applicable to Grantor or any other TransTexas Company, and (ii) does not subject any of them to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

     Section 3.2. Covenants. To induce Grantee to enter into the Current Supplement Documents, Grantor hereby covenants with Grantee that Grantor will perform all of its covenants and duties under the Production Payment Documents, all as fully as if they were set out in full herein.

     Section 3.3. Representations and Warranties of Grantee. Each Person included within Grantee hereby represents and warrants to Grantor that: (a) such Person has incurred no obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of any of the matters provided for in this Supplement for which fees Grantor might be liable; (b) the Purchase

Agreement constitutes the legal, valid and binding act and obligation of such Person, enforceable against such Person in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally or by general principles of equity; (c) no bankruptcy or insolvency proceeding is presently pending (or, to such Person's best knowledge, threatened) by or against such Person under any applicable bankruptcy, insolvency or other similar law of any jurisdiction; (d) such Person has not made a general assignment for the benefit of creditors; and
(e) such Person is acquiring the Production Payment for its own account and not with any intention to transfer all or any part of the Production Payment to others in violation of the Securities Act of 1933, as amended, or any other applicable securities laws. Fund VI further represents and warrants that in connection with the transactions contemplated herein and in the Purchase Agreement (i) it is represented by Tamco, an investment manager that qualifies as a "qualified professional asset manager" as defined in Department of Labor Prohibited Transaction Exemption 84-14 (the "QPAM Exemption") and (ii) each of the conditions of the QPAM Exemption are satisfied and will, throughout the term of the Purchase Agreement (as hereby supplemented and amended), be satisfied.

                           ARTICLE IV - Miscellaneous

     Section 4.1. Ratification of Production Payment Documents. The Original Purchase Agreement as hereby supplemented and amended is hereby ratified and confirmed in all respects. The other Production Payments Documents, as they may be supplemented, amended or affected by the Current Supplement Documents, are hereby ratified and confirmed in all respects. Any reference to the Purchase Agreement in any Production Payment Document shall be deemed to refer to this Supplement also, and any reference in any Production Payment Document to any other document or instrument amended, renewed, extended or otherwise affected by any Current Supplement Document shall also refer to such Current Supplement Document. The execution, delivery and effectiveness of this Supplement and the other Current Supplement Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Grantee or Funds Agent under the Purchase Agreement or any other Production Payment Document nor constitute a waiver of any provision of the Purchase Agreement or any other Production Payment Document.

     Section 4.2. Survival of Agreements. All representations, warranties, covenants and agreements of Grantor herein shall survive the execution and delivery of this Supplement and the other Current Supplement Documents and shall further survive until terminated in accordance with the Purchase Agreement.

     Section 4.3. Production Payment Documents. This Supplement and the other Current Supplement Documents are Production Payment Documents, and all provisions in the Purchase Agreement pertaining to Production Payment Documents (including the arbitration provisions of Section 6.9 of the Purchase Agreement) apply hereto and thereto.

     THIS WRITTEN AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 4.4. Governing Law. This Supplement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, without regard to principles of conflicts of law.

     Section 4.5. Counterparts. This Supplement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Supplement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Supplement is executed as of the date first written above.

                                       TRANSTEXAS GAS CORPORATION

                                       By:
                                           -------------------------------------
                                           Simon Ward
                                           Vice President and Treasurer


                                       MIRANT AMERICAS ENERGY CAPITAL, LP

                                       BY: Mirant Americas Development, Inc.,
                                           its general partner

                                           By:
                                               ---------------------------------
                                               John A. Rigas
                                               Attorney-in-Fact


                                       TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                       By: TCW ASSET MANAGEMENT COMPANY, as its
                                           Agent

                                           By:
                                               ---------------------------------
                                               Kurt A. Talbot
                                               Senior Vice President


                                       TCW GLOBAL PROJECT FUND LTD.

                                       By: TCW LONDON INTERNATIONAL, LIMITED, as
                                           Investment Advisor

                                           By:
                                               ---------------------------------
                                               Randall S. Wade
                                               Vice President

                                           By:
                                               ---------------------------------
                                               George R. Hutchinson
                                               Managing Director

                                       TCW ASSET MANAGEMENT COMPANY, as Agent

                                       By:
                                           -------------------------------------
                                           Kurt A. Talbot
                                           Senior Vice President

                                 ACKNOWLEDGMENT

     To induce Grantee to enter into the above Supplement, the undersigned Galveston Bay Pipeline Company and Galveston Bay Processing Company each hereby ratify and confirm their various agreements made in connection with the Production Payment Documents referred to above and acknowledge and agree that such agreements remain in full force and effect after taking into account the Current Supplement Documents referred to above.

EXECUTED as of the date of the above supplement.

GALVESTON BAY PIPELINE COMPANY

By:
    -------------------------------
    Simon Ward
    Vice President and Treasurer

GALVESTON BAY PROCESSING COMPANY

By:
    -------------------------------
    Simon Ward
    Vice President and Treasurer

                                    EXHIBIT A

                    PARTIAL CONVEYANCE OF PRODUCTION PAYMENT
                                       AND
               SEVENTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE